Exhibit 99.1

News Release

Abbott Reports Third-Quarter 2021 Results; Achieves Strong Double-Digit Earnings Growth and Raises Guidance

-	Third-quarter sales growth of 23.4 percent; organic sales growth of 22.4 percent

-	GAAP diluted EPS from continuing operations growth of 69.6 percent; adjusted diluted EPS growth of 42.9 percent

-	Global COVID-19 testing-related sales were $1.9 billion in the third quarter

-	Excluding COVID-19 testing-related sales, third-quarter sales grew 11.7 percent on both a reported and organic basis compared to sales in 2019

-	Continues to strengthen portfolio with several new product approvals

ABBOTT PARK, Ill., Oct. 20, 2021 — Abbott today announced financial results for the third quarter ended Sept. 30, 2021.

•	Third-quarter sales of $10.9 billion increased 23.4 percent on a reported basis and 22.4 percent on an organic basis, which excludes the impact of foreign exchange.

•	Third-quarter GAAP diluted EPS was $1.17 and adjusted diluted EPS, which excludes specified items, was $1.40, reflecting 42.9 percent growth versus the prior year.[1]

•	Abbott projects full-year 2021 diluted EPS from continuing operations on a GAAP basis of $3.55 to $3.65 and full-year adjusted diluted EPS from continuing operations of $5.00 to $5.10, reflecting growth of 38.4 percent at the mid-point versus prior year.[2]

•	In August, Abbott announced U.S. FDA approval of its Amplatzer® Amulet® device, which offers immediate closure of the left atrial appendage – an area in the heart where blood clots can form.

•	In August, Abbott announced results of the company's GUIDE-HF clinical trial, which showed Abbott's CardioMEMS® remote monitoring system can improve care for more patients living with heart failure. Abbott filed a Premarket Approval (PMA) supplement with the FDA for consideration of an expanded indication for CardioMEMS.

•	In September, Abbott announced U.S. FDA approval of its Portico® with FlexNav® transcatheter aortic valve replacement (TAVR) system to treat people with symptomatic, severe aortic stenosis who are at high or extreme risk for open-heart surgery.

•	During the third quarter, Abbott acquired Walk Vascular, LLC, a commercial-stage medical device company with a minimally invasive thrombectomy system designed to remove peripheral blood clots.

"We achieved another quarter of strong growth overall and across all four of our major business areas," said Robert B. Ford, president and chief executive officer, Abbott. "We're particularly pleased with the continued advancements of our new product pipeline, including several recent launches in large, high-growth markets."

—more—

THIRD-Quarter Business Overview

Note: Management believes that measuring sales growth rates on an organic basis is an appropriate way for investors to best understand the underlying performance of the business. Organic sales growth excludes the impact of foreign exchange.

Following are sales by business segment and commentary for the third quarter 2021:

Total Company

($ in millions)

				% Change vs. 3Q20
	Sales 3Q21			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total *	4,368	6,560	10,928	31.2	18.7	23.4	31.2	17.0	22.4
Nutrition	919	1,189	2,108	12.3	7.6	9.6	12.3	6.5	8.9
Diagnostics	1,947	1,965	3,912	71.8	30.5	48.2	71.8	28.0	46.8
Established Pharmaceuticals	--	1,265	1,265	n/a	15.1	15.1	n/a	15.3	15.3
Medical Devices	1,496	2,136	3,632	9.7	18.2	14.6	9.7	15.7	13.1

* Total Q3 2021 Abbott sales from continuing operations include Other Sales of approximately $11 million.

				% Change vs. 9M20
	Sales 9M21			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total *	11,787	19,820	31,607	33.6	31.4	32.2	33.6	27.3	29.6
Nutrition	2,628	3,624	6,252	7.8	10.7	9.5	7.8	8.7	8.3
Diagnostics	4,743	6,430	11,173	69.8	75.3	73.0	69.8	68.7	69.2
Established Pharmaceuticals	--	3,515	3,515	n/a	11.4	11.4	n/a	12.0	12.0
Medical Devices	4,385	6,233	10,618	23.1	25.5	24.5	23.1	19.0	20.7

* Total 9M 2021 Abbott sales from continuing operations include Other Sales of approximately $49 million.

n/a = Not Applicable.

Note: In order to compute results excluding the impact of exchange rates, current year U.S. dollar sales are multiplied or divided, as appropriate, by the current year average foreign exchange rates and then those amounts are multiplied or divided, as appropriate, by the prior year average foreign exchange rates.

Third-quarter 2021 worldwide sales of $10.9 billion increased 23.4 percent on a reported basis and 22.4 percent on an organic basis.

Compared to pre-pandemic sales in 2019, worldwide sales, excluding COVID-19 testing-related sales3, increased 11.7 percent on both a reported and organic basis in the third quarter.

Nutrition

($ in millions)

				% Change vs. 3Q20
	Sales 3Q21			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	919	1,189	2,108	12.3	7.6	9.6	12.3	6.5	8.9
Pediatric	586	514	1,100	20.2	(0.8)	9.4	20.2	(2.2)	8.6
Adult	333	675	1,008	0.6	15.0	9.8	0.6	14.1	9.3

				% Change vs. 9M20
	Sales 9M21			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	2,628	3,624	6,252	7.8	10.7	9.5	7.8	8.7	8.3
Pediatric	1,622	1,637	3,259	8.9	0.5	4.5	8.9	(1.7)	3.4
Adult	1,006	1,987	2,993	6.0	20.9	15.5	6.0	18.9	14.2

Worldwide Nutrition sales increased 9.6 percent on a reported basis and 8.9 percent on an organic basis in the third quarter. Strong performance of Ensure®, Abbott's market-leading complete and balanced nutrition brand, and Glucerna®, Abbott's market-leading diabetes nutrition brand, led to global Adult Nutrition sales growth of 9.8 percent on a reported basis and 9.3 percent on an organic basis.

Worldwide Pediatric Nutrition sales increased 9.4 percent on a reported basis and 8.6 percent on an organic basis. Strong performance of Abbott's market-leading oral hydration brand, Pedialyte®, and continued share growth in infant nutrition led to U.S. Pediatric Nutrition growth of 20.2 percent.

Diagnostics

($ in millions)

				% Change vs. 3Q20
	Sales 3Q21			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	1,947	1,965	3,912	71.8	30.5	48.2	71.8	28.0	46.8
Core Laboratory	291	1,001	1,292	2.4	12.2	9.9	2.4	9.9	8.1
Molecular	162	183	345	(26.2)	(23.1)	(24.6)	(26.2)	(25.0)	(25.6)
Point of Care	100	35	135	3.9	1.5	3.3	3.9	(0.1)	2.8
Rapid Diagnostics	1,394	746	2,140	161.4	118.5	144.7	161.4	115.0	143.3

				% Change vs. 9M20
	Sales 9M21			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	4,743	6,430	11,173	69.8	75.3	73.0	69.8	68.7	69.2
Core Laboratory	845	2,935	3,780	0.6	26.9	19.9	0.6	22.1	16.4
Molecular	431	651	1,082	0.5	23.5	13.2	0.5	17.6	9.9
Point of Care	289	112	401	4.0	2.5	3.6	4.0	(1.0)	2.6
Rapid Diagnostics	3,178	2,732	5,910	154.9	280.1	200.7	154.9	266.6	195.8

Worldwide Diagnostics sales increased 48.2 percent on a reported basis in the third quarter and increased 46.8 percent on an organic basis. Global COVID-19 testing-related sales were $1.9 billion in the third quarter, led by combined sales of $1.6 billion from Abbott's BinaxNOW®, Panbio® and ID NOW® rapid testing platforms. Excluding COVID-19 testing-related sales, worldwide diagnostics sales increased 14.1 percent on a reported basis in the third quarter and 12.5 percent on an organic basis.4

Compared to the pre-pandemic 2019 baseline, sales in Core Laboratory and Molecular Diagnostics, excluding COVID-19 testing-related sales, grew 5.8 percent and 14.9 percent, respectively, on a reported basis in the third quarter and grew 4.9 percent and 13.6 percent, respectively, on an organic basis.5

Established Pharmaceuticals

($ in millions)

				% Change vs. 3Q20
	Sales 3Q21			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	--	1,265	1,265	n/a	15.1	15.1	n/a	15.3	15.3
Key Emerging Markets	--	936	936	n/a	17.1	17.1	n/a	17.9	17.9
Other	--	329	329	n/a	9.7	9.7	n/a	8.5	8.5

				% Change vs. 9M20
	Sales 9M21			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	--	3,515	3,515	n/a	11.4	11.4	n/a	12.0	12.0
Key Emerging Markets	--	2,672	2,672	n/a	12.4	12.4	n/a	14.2	14.2
Other	--	843	843	n/a	8.1	8.1	n/a	5.4	5.4

Established Pharmaceuticals sales increased 15.1 percent on a reported basis in the third quarter and increased 15.3 percent on an organic basis.

Key Emerging Markets include India, Brazil, Russia and China along with several additional emerging countries that represent the most attractive long-term growth opportunities for Abbott's branded generics product portfolio. Sales in these geographies increased 17.1 percent on a reported basis in the quarter and increased 17.9 percent on an organic basis. Organic sales growth was led by strong growth across several geographies, including China, Russia and India.

Other sales increased 9.7 percent on a reported basis in the quarter and increased 8.5 percent on an organic basis.

Medical Devices

($ in millions)

				% Change vs. 3Q20
	Sales 3Q21			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	1,496	2,136	3,632	9.7	18.2	14.6	9.7	15.7	13.1
Rhythm Management	266	305	571	9.6	15.3	12.6	9.6	12.7	11.2
Electrophysiology	192	293	485	(0.1)	17.6	9.9	(0.1)	15.9	8.9
Heart Failure	170	59	229	17.6	28.0	20.1	17.6	25.4	19.5
Vascular	219	425	644	(4.3)	6.3	2.5	(4.3)	3.9	0.9
Structural Heart	177	215	392	11.2	10.9	11.0	11.2	9.2	10.1
Neuromodulation	149	41	190	(12.5)	13.8	(7.9)	(12.5)	11.5	(8.3)
Diabetes Care	323	798	1,121	43.1	29.4	33.0	43.1	26.0	30.6

				% Change vs. 9M20
	Sales 9M21			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	4,385	6,233	10,618	23.1	25.5	24.5	23.1	19.0	20.7
Rhythm Management	776	881	1,657	18.5	21.2	19.9	18.5	14.9	16.6
Electrophysiology	580	823	1,403	21.8	26.2	24.4	21.8	20.9	21.3
Heart Failure	483	167	650	17.5	18.7	17.8	17.5	12.5	16.2
Vascular	684	1,292	1,976	8.9	16.7	13.9	8.9	11.2	10.4
Structural Heart	537	654	1,191	39.0	28.8	33.2	39.0	22.3	29.5
Neuromodulation	460	124	584	17.4	28.3	19.6	17.4	20.8	18.1
Diabetes Care	865	2,292	3,157	41.0	32.0	34.3	41.0	24.3	28.7

Worldwide Medical Devices sales increased 14.6 percent on a reported basis in the third quarter and increased 13.1 percent on an organic basis. Strong growth in the quarter was driven by continued recovery from the COVID-19 pandemic and strong growth in Diabetes Care.

Compared to pre-pandemic sales in 2019, Medical Devices sales increased 18.5 percent on a reported basis and 16.1 percent on an organic basis in the third quarter, led by double-digit growth in Electrophysiology, Heart Failure, Structural Heart and Diabetes Care.6

In Diabetes Care, FreeStyle Libre® and Libre Sense™ sales were $968 million in the quarter, which represents sales growth of 41.6 percent on a reported basis and 38.8 percent on an organic basis.

During the quarter, Abbott continued to strengthen its Medical Devices portfolio with several new products, including:

•	U.S. FDA approval of Amplatzer Amulet Left Atrial Appendage Occluder to treat people with atrial fibrillation who are at risk of ischemic stroke.

•	U.S. FDA approval of Portico with FlexNav transcatheter aortic valve replacement (TAVR) system to treat people with symptomatic, severe aortic stenosis who are at high risk for open-heart surgery.

•	U.S. FDA approval of Amplatzer™ Talisman™ PFO Occlusion System to treat people with a patent foramen ovale – a small opening between the upper chambers of the heart – who are at risk of recurrent ischemic stroke.

•	Abbott acquired Walk Vascular, LLC, a commercial-stage medical device company with a minimally invasive thrombectomy system designed to remove peripheral blood clots.

Abbott'S EARNINGS-PER-SHARE guidance

Abbott projects 2021 diluted earnings per share from continuing operations under GAAP of $3.55 to $3.65. Abbott forecasts specified items for the full-year 2021 of $1.45 per share primarily related to intangible amortization, restructuring and cost reduction initiatives, including expenses to align its COVID-19 testing-related business with changes during the year in current and projected testing demand, expenses associated with acquisitions and other net expenses. Excluding specified items, projected adjusted diluted earnings per share from continuing operations would be $5.00 to $5.10 for full-year 2021.

Abbott declares 391st consecutive QUARTERLY DIVIDEND

On Sept. 15, 2021, the board of directors of Abbott declared the company's quarterly dividend of $0.45 per share. Abbott's cash dividend is payable Nov. 15, 2021 to shareholders of record at the close of business on Oct. 15, 2021.

Abbott has increased its dividend payout for 49 consecutive years and is a member of the S&P 500 Dividend Aristocrats Index, which tracks companies that have annually increased their dividend for at least 25 consecutive years.

About Abbott:

Abbott is a global healthcare leader that helps people live more fully at all stages of life. Our portfolio of life-changing technologies spans the spectrum of healthcare, with leading businesses and products in diagnostics, medical devices, nutritionals and branded generic medicines. Our 109,000 colleagues serve people in more than 160 countries.

Connect with us at www.abbott.com, on LinkedIn at www.linkedin.com/company/abbott-/, on Facebook at www.facebook.com/Abbott and on Twitter @AbbottNews.

Abbott will live-webcast its third-quarter earnings conference call through its Investor Relations website at www.abbottinvestor.com at 8 a.m. Central time today. An archived edition of the webcast will be available later that day.

— Private Securities Litigation Reform Act of 1995 —

A Caution Concerning Forward-Looking Statements

Some statements in this news release may be forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. Abbott cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Economic, competitive, governmental, technological and other factors that may affect Abbott's operations are discussed in Item 1A, "Risk Factors" in our Annual Report on Form 10-K for the year ended Dec. 31, 2020, and are incorporated herein by reference. Abbott undertakes no obligation to release publicly any revisions to forward-looking statements as a result of subsequent events or developments, except as required by law.

Abbott Financial: Scott Leinenweber, 224-668-0791 Michael Comilla, 224-668-1872 Laura Dauer, 224-667-2299 Abbott Media: Katie Stafford, 224-668-2121 Kate Dyer, 224-668-9965

[1]	Third-quarter 2021 diluted EPS from continuing operations on a GAAP basis reflects 69.6 percent growth.

[2]	Full-year 2021 guidance for diluted EPS from continuing operations on a GAAP basis reflects growth of 44.5 percent at the mid-point versus prior year.

[3]	In the third quarter of 2019, worldwide sales were $8.076 billion. In the third quarter of 2021, COVID-19 testing-related sales were $1.908 billion. In the nine months of 2019, worldwide sales were $23.590 billion. In the nine months of 2021, COVID-19 testing-related sales were $5.360 billion.

[4]	In the third quarter of 2020, Diagnostics sales were $2.64 billion, which included COVID-19 testing-related sales of $0.9 billion.

[5]	In the third quarter of 2019, Core Laboratory and Molecular Diagnostics sales were $1.177 billion and $111 million, respectively. In the third quarter of 2021, COVID-19 testing-related sales for Core Laboratory and Molecular Diagnostics were $47 million and $218 million, respectively.

[6]	In the third quarter of 2019, Medical Devices sales were $3.065 billion.

Abbott Laboratories and Subsidiaries

Condensed Consolidated Statement of Earnings

Third Quarter Ended September 30, 2021 and 2020

(in millions, except per share data)

(unaudited)

	3Q21	3Q20	% Change
Net Sales	$10,928	$8,853	23.4

Cost of products sold, excluding amortization expense	4,423	3,966	11.5
Amortization of intangible assets	520	510	1.8
Research and development	672	580	16.1
Selling, general, and administrative	2,767	2,302	20.2
Total Operating Cost and Expenses	8,382	7,358	13.9

Operating Earnings	2,546	1,495	70.2

Interest expense, net	123	127	(3.3)
Net foreign exchange (gain) loss	4	(7)	n/m
Other (income) expense, net	(74)	(46)	63.1
Earnings from Continuing Operations before taxes	2,493	1,421	75.3

Tax expense on Earnings from Continuing Operations	393	189	107.3	1)
Earnings from Continuing Operations	2,100	1,232	70.4

Earnings from Discontinued Operations, net of taxes	--	--	n/m

Net Earnings	$2,100	$1,232	70.4

Earnings from Continuing Operations, excluding
Specified Items, as described below	$2,518	$1,760	43.1	2)

Diluted Earnings per Common Share from:
Continuing Operations	$1.17	$0.69	69.6
Discontinued Operations	--	--	n/m
Total	$1.17	$0.69	69.6

Diluted Earnings per Common Share from Continuing
Operations, excluding Specified Items, as described below	$1.40	$0.98	42.9	2)

Average Number of Common Shares Outstanding
Plus Dilutive Common Stock Options	1,789	1,788

NOTES:

See tables on page 13 for an explanation of certain non-GAAP financial information.

n/m = Percent change is not meaningful.

See footnotes on the following page.

1)	2020 Tax expense on Earnings from Continuing Operations includes the recognition of approximately $20 million in excess tax benefits associated with share-based compensation.

2)	2021 Net Earnings and Diluted Earnings per Common Share from Continuing Operations, excluding Specified Items, excludes net after-tax charges of $418 million, or $0.23 per share, for intangible amortization and other expenses primarily associated with restructuring actions and acquisitions, partially offset by a change in estimate to the restructuring actions recognized in the second quarter related to Abbott's manufacturing network for COVID-19 diagnostic tests to reflect current and projected demand.

2020 Net Earnings and Diluted Earnings per Common Share from Continuing Operations, excluding Specified Items, excludes net after-tax charges of $528 million, or $0.29 per share, for intangible amortization and impairment expenses and other net expenses primarily associated with acquisitions, restructuring actions and income from a litigation settlement.

Abbott Laboratories and Subsidiaries

Condensed Consolidated Statement of Earnings

Nine Months Ended September 30, 2021 and 2020

(in millions, except per share data)

(unaudited)

	9M21	9M20	% Change
Net Sales	$31,607	$23,907	32.2

Cost of products sold, excluding amortization expense	13,771	10,510	31.0
Amortization of intangible assets	1,533	1,624	(5.7)
Research and development	1,980	1,722	15.0
Selling, general, and administrative	8,276	7,126	16.1
Total Operating Cost and Expenses	25,560	20,982	21.8

Operating Earnings	6,047	2,925	106.7

Interest expense, net	370	373	(0.7)
Net foreign exchange (gain) loss	7	(3)	n/m
Other (income) expense, net	(214)	(25)	n/m
Earnings from Continuing Operations before taxes	5,884	2,580	128.0

Tax expense on Earnings from Continuing Operations	802	267	n/m	1)
Earnings from Continuing Operations	5,082	2,313	119.7

Earnings from Discontinued Operations, net of taxes	--	20	n/m

Net Earnings	$5,082	$2,333	117.8

Earnings from Continuing Operations, excluding
Specified Items, as described below	$7,001	$3,940	77.7	2)

Diluted Earnings per Common Share from:
Continuing Operations	$2.83	$1.29	119.4
Discontinued Operations	--	0.01	n/m
Total	$2.83	$1.30	117.7

Diluted Earnings per Common Share from Continuing
Operations, excluding Specified Items, as described below	$3.89	$2.20	76.8	2)

Average Number of Common Shares Outstanding
Plus Dilutive Common Stock Options	1,791	1,785

NOTES:

See tables on page 14 for an explanation of certain non-GAAP financial information.

n/m = Percent change is not meaningful.

See footnotes on the following page.

1)	2021 Tax expense on Earnings from Continuing Operations includes the recognition of approximately $97 million in excess tax benefits associated with share-based compensation.

2020 Tax expense on Earnings from Continuing Operations includes the recognition of approximately $80 million of net tax benefits as a result of the resolution of various tax positions related to prior years and approximately $87 million in excess tax benefits associated with share-based compensation.

2)	2021 Net Earnings and Diluted Earnings per Common Share from Continuing Operations, excluding Specified Items, excludes net after-tax charges of $1.919 billion, or $1.06 per share, for intangible amortization and other net expenses primarily associated with restructuring actions, certain litigation and acquisitions.

2020 Net Earnings and Diluted Earnings per Common Share from Continuing Operations, excluding Specified Items, excludes net after-tax charges of $1.627 billion, or $0.91 per share, for intangible amortization expense, impairment charges and other net expense primarily associated with acquisitions, restructuring actions and income from a litigation settlement.

Abbott Laboratories and Subsidiaries

Non-GAAP Reconciliation of Financial Information From Continuing Operations

Third Quarter Ended September 30, 2021 and 2020

(in millions, except per share data)

(unaudited)

	3Q21
	As Reported (GAAP)	Specified Items	As Adjusted	% to Sales
Intangible Amortization	$520	$(520)	$--
Gross Margin	5,985	445	6,430	58.8%
R&D	672	(21)	651	6.0%
SG&A	2,767	(30)	2,737	25.0%
Other (income) expense, net	(74)	7	(67)
Earnings from Continuing Operations before taxes	2,493	489	2,982
Tax expense on Earnings from Continuing Operations	393	71	464
Earnings from Continuing Operations	2,100	418	2,518
Diluted Earnings per Share from Continuing Operations	$1.17	$0.23	$1.40

Specified items reflect intangible amortization expense of $520 million and net pretax income of $31 million, primarily associated with a change in estimate to the restructuring actions recognized in the second quarter, partially offset by costs associated with acquisitions and other expenses. See page 16 for additional details regarding specified items.

	3Q20
	As Reported (GAAP)	Specified Items	As Adjusted	% to Sales
Intangible Amortization	$510	$(510)	$--
Gross Margin	4,377	705	5,082	57.4%
R&D	580	(21)	559	6.3%
SG&A	2,302	63	2,365	26.7%
Other (income) expense, net	(46)	(1)	(47)
Earnings from Continuing Operations before taxes	1,421	664	2,085
Tax expense on Earnings from Continuing Operations	189	136	325
Earnings from Continuing Operations	1,232	528	1,760
Diluted Earnings per Share from Continuing Operations	$0.69	$0.29	$0.98

Specified items reflect intangible amortization expense of $510 million and other net expenses of $154 million, primarily associated with acquisitions, restructuring actions and other expenses and litigation settlement income. See page 17 for additional details regarding specified items.

Abbott Laboratories and Subsidiaries

Non-GAAP Reconciliation of Financial Information From Continuing Operations

Nine Months Ended September 30, 2021 and 2020

(in millions, except per share data)

(unaudited)

	9M21
	As Reported (GAAP)	Specified Items	As Adjusted	% to Sales
Intangible Amortization	$1,533	$(1,533)	$--
Gross Margin	16,303	2,042	18,345	58.0%
R&D	1,980	(67)	1,913	6.1%
SG&A	8,276	(274)	8,002	25.3%
Other (income) expense, net	(214)	30	(184)
Earnings from Continuing Operations before taxes	5,884	2,353	8,237
Tax expense on Earnings from Continuing Operations	802	434	1,236
Earnings from Continuing Operations	5,082	1,919	7,001
Diluted Earnings per Share from Continuing Operations	$2.83	$1.06	$3.89

Specified items reflect intangible amortization expense of $1.533 billion and other net expenses of $820 million, primarily associated with restructuring actions, certain litigation, acquisitions and other expenses. See page 18 for additional details regarding specified items.

	9M20
	As Reported (GAAP)	Specified Items	As Adjusted	% to Sales
Intangible Amortization	$1,624	$(1,624)	$--
Gross Margin	11,773	1,895	13,668	57.2%
R&D	1,722	(64)	1,658	6.9%
SG&A	7,126	(19)	7,107	29.7%
Other (income) expense, net	(25)	(111)	(136)
Earnings from Continuing Operations before taxes	2,580	2,089	4,669
Tax expense on Earnings from Continuing Operations	267	462	729
Earnings from Continuing Operations	2,313	1,627	3,940
Diluted Earnings per Share from Continuing Operations	$1.29	$0.91	$2.20

Specified items reflect intangible amortization expense of $1.624 billion and other net expenses of $465 million, primarily associated with acquisitions, restructuring actions and other expenses and litigation settlement income. See page 19 for additional details regarding specified items.

A reconciliation of the third-quarter tax rates for continuing operations for 2021 and 2020 is shown below:

	3Q21
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$2,493	$393	15.7%
Specified items	489	71
Excluding specified items	$2,982	$464	15.5%

	3Q20
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$1,421	$189	13.3%	1)
Specified items	664	136
Excluding specified items	$2,085	$325	15.6%

1)	2020 Tax expense on Earnings from Continuing Operations includes the recognition of approximately $20 million in excess tax benefits associated with share-based compensation.

A reconciliation of the year-to-date tax rates for continuing operations for 2021 and 2020 is shown below:

	9M21
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$5,884	$802	13.6%	2)
Specified items	2,353	434
Excluding specified items	$8,237	$1,236	15.0%

	9M20
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$2,580	$267	10.4%	3)
Specified items	2,089	462
Excluding specified items	$4,669	$729	15.6%

2)	2021 Tax expense on Earnings from Continuing Operations includes the recognition of approximately $97 million in excess tax benefits associated with share-based compensation.

3)	2020 Tax expense on Earnings from Continuing Operations includes the recognition of approximately $80 million of net tax benefits as a result of the resolution of various tax positions related to prior years and approximately $87 million in excess tax benefits associated with share-based compensation.

Abbott Laboratories and Subsidiaries

Details of Specified Items

Third Quarter Ended September 30, 2021

(in millions, except per share data)

(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$16	$(96)	$520	$5	$445
R&D	(4)	--	--	(17)	(21)
SG&A	(12)	(23)	--	5	(30)
Other (income) expense, net	6	--	--	1	7
Earnings from Continuing Operations before taxes	$26	$(73)	$520	$16	489
Tax expense on Earnings from Continuing Operations (d)					71
Earnings from Continuing Operations					$418
Diluted Earnings per Share from Continuing Operations					$0.23

The table above provides additional details regarding the specified items described on page 13.

a)	Acquisition-related expenses include integration costs, which represent incremental costs directly related to integrating the acquired businesses and include expenditures for the integration of systems, processes and business activities.

b)	Restructuring and cost reduction initiative expenses include severance, outplacement, and other direct costs associated with specific restructuring plans and cost reduction initiatives. Restructuring and cost reduction plans consist of distinct initiatives to streamline operations including the consolidation and rationalization of business activities and facilities, workforce reductions, the transfer of product lines between manufacturing facilities, and the transfer of other business activities between sites. The Gross Margin amount includes a credit associated with a change in estimate to the charges taken in the second quarter for a restructuring plan related to Abbott's manufacturing network for COVID-19 diagnostic tests to reflect current and projected demand.

c)	Other includes incremental costs to comply with the European Union's Medical Device (MDR) and In Vitro Diagnostics Medical Device (IVDR) Regulations for previously approved products.

d)	Reflects the net tax benefit associated with the specified items and excess tax benefits associated with share-based compensation.

Abbott Laboratories and Subsidiaries

Details of Specified Items

Third Quarter Ended September 30, 2020

(in millions, except per share data)

(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$16	$27	$510	$152	$705
R&D	(1)	(1)	--	(19)	(21)
SG&A	(28)	(9)	--	100	63
Other (income) expense, net	(2)	--	--	1	(1)
Earnings from Continuing Operations before taxes	$47	$37	$510	$70	664
Tax expense on Earnings from Continuing Operations (d)					136
Earnings from Continuing Operations					$528
Diluted Earnings per Share from Continuing Operations					$0.29

The table above provides additional details regarding the specified items described on page 13.

a)	Acquisition-related expenses include integration costs, which represent incremental costs directly related to integrating the acquired businesses and include expenditures for retention and the integration of systems, processes and business activities.

b)	Restructuring and cost reduction initiative expenses include severance, outplacement, and other direct costs associated with specific restructuring plans and cost reduction initiatives. Restructuring and cost reduction plans consist of distinct initiatives to streamline operations including the consolidation and rationalization of business activities and facilities, workforce reductions, the transfer of product lines between manufacturing facilities, and the transfer of other business activities between sites.

c)	Other primarily relates to the impairment of an intangible asset and the costs to acquire R&D assets, partially offset by income from the settlement of litigation.

d)	Reflects the net tax benefit associated with the specified items, the resolution of prior years' tax positions and excess tax benefits associated with share-based compensation.

Abbott Laboratories and Subsidiaries

Details of Specified Items

Nine Months Ended September 30, 2021

(in millions, except per share data)

(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$56	$433	$1,533	$20	$2,042
R&D	(9)	1	--	(59)	(67)
SG&A	(43)	(22)	--	(209)	(274)
Other (income) expense, net	3	1	--	26	30
Earnings from Continuing Operations before taxes	$105	$453	$1,533	$262	2,353
Tax expense on Earnings from Continuing Operations (d)					434
Earnings from Continuing Operations					$1,919
Diluted Earnings per Share from Continuing Operations					$1.06

The table above provides additional details regarding the specified items described on page 14.

a)	Acquisition-related expenses include integration costs, which represent incremental costs directly related to integrating the acquired businesses and include expenditures for the integration of systems, processes and business activities.

b)	Restructuring and cost reduction initiative expenses include severance, outplacement, and other direct costs associated with specific restructuring plans and cost reduction initiatives. Restructuring and cost reduction plans consist of distinct initiatives to streamline operations including the consolidation and rationalization of business activities and facilities, workforce reductions, the transfer of product lines between manufacturing facilities, and the transfer of other business activities between sites. The Gross Margin amount includes charges associated with a restructuring plan to align Abbott's manufacturing network for COVID-19 diagnostic tests with changes during the year in current and projected testing demand.

c)	Other primarily relates to the costs related to certain litigation, the acquisition of a research and development asset, the impairments of an equity investment and an intangible asset, and the gain on the disposition of an equity method investment.

d)	Reflects the net tax benefit associated with the specified items and excess tax benefits associated with share-based compensation.

Abbott Laboratories and Subsidiaries

Details of Specified Items

Nine Months Ended September 30, 2020

(in millions, except per share data)

(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$61	$57	$1,624	$153	$1,895
R&D	(8)	(9)	--	(47)	(64)
SG&A	(83)	(36)	--	100	(19)
Other (income) expense, net	(3)	--	--	(108)	(111)
Earnings from Continuing Operations before taxes	$155	$102	$1,624	$208	2,089
Tax expense on Earnings from Continuing Operations (d)					462
Earnings from Continuing Operations					$1,627
Diluted Earnings per Share from Continuing Operations					$0.91

The table above provides additional details regarding the specified items described on page 14.

a)	Acquisition-related expenses include integration costs, which represent incremental costs directly related to integrating the acquired businesses and include expenditures for retention, severance, and the integration of systems, processes and business activities.

b)	Restructuring and cost reduction initiative expenses include severance, outplacement, and other direct costs associated with specific restructuring plans and cost reduction initiatives. Restructuring and cost reduction plans consist of distinct initiatives to streamline operations including the consolidation and rationalization of business activities and facilities, workforce reductions, the transfer of product lines between manufacturing facilities, and the transfer of other business activities between sites.

c)	Other primarily relates to impairment charges related to certain assets and the costs to acquire R&D assets, partially offset by income from the settlement of litigation.

d)	Reflects the net tax benefit associated with the specified items, the resolution of prior years' tax positions and excess tax benefits associated with share-based compensation.

# # #